BALLAST SMALL/MID CAP ETF

(MGMT)

A series of Unified Series Trust

Listed and traded on:

the NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2026

As supplemented May 22, 2026

This Statement of Additional Information (“SAI”) provides general information about the Ballast Small/Mid Cap ETF (the “Fund”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus (the “Prospectus”). This SAI incorporates by reference the Fund’s annual report to shareholders (the “Annual Report”) and its Form N-CSR for the fiscal year ended September 30, 2025. To obtain a copy of the Prospectus or Annual Report, free of charge, please write to Ballast Asset Management, LP (the “Adviser”) at 3879 Maple Avenue, Suite 300, Dallas, TX 75219, call the Adviser at 1-866-383-6468, or visit the Fund’s website at etf.mgmtetf.com.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND FUND	1
HOW TO BUY AND SELL SHARES	2
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	10
LIQUIDITY RISK MANAGEMENT PROGRAM	13
INVESTMENT LIMITATIONS	13
INVESTMENT MANAGEMENT	15
TRUSTEES AND OFFICERS	17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	25
PORTFOLIO TURNOVER	25
PORTFOLIO TRANSACTIONS AND BROKERAGE	26
CODE OF ETHICS	27
DISCLOSURE OF PORTFOLIO HOLDINGS	27
PROXY VOTING POLICY	28
DETERMINATION OF NET ASSET VALUE	29
STATUS AND TAXATION OF THE FUND	30
CUSTODIAN AND TRANSFER AGENT	32
OTHER FUND SERVICES	32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
DISTRIBUTOR	33
FINANCIAL STATEMENTS	33
DISCLAIMERS	33
APPENDIX A	A-1

DESCRIPTION OF THE TRUST AND THE FUND

The Fund was organized as a diversified series of Unified Series Trust (the “Trust”) on November 18, 2020. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Ballast Asset Management, LP . The Fund commenced operations on December 2, 2020.

The Fund issues and redeems shares solely to certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units generally are issued in exchange for a basket of securities (“Deposit Securities”), together with the deposit of a specified cash payment (“Balancing Amount”). Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of shares.

Shares are listed and traded on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Other than Authorized Participants, investors will not be able to purchase or redeem shares directly with or from the Fund. Instead, most investors will buy and sell shares in the secondary market through a broker.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any open-end series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

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Under the Trust Agreement, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Trust Agreement or the 1940 Act. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Board, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Board determines to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and sale of shares of the Fund, see “How to Buy and Sell Shares” in the Fund’s Prospectus and in this SAI. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and in this SAI.

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized investment company statistical services. The Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

HOW TO BUY AND SELL SHARES

Creation Units

The Fund will issue and redeem shares at NAV only in aggregations of large blocks of shares or Creation Units and only to Authorized Participants. In order to be an Authorized Participant the firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and the firm must execute an agreement (“Participant Agreement”) with Northern Lights Distributors, LLC, the Fund’s distributor (the “Distributor”) that governs transactions in the Fund’s Creation Units.

The Fund sells and redeems Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any day on which the New York Stock Exchange is open for business. The New York Stock Exchange is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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The Fund will issue and redeem Creation Units principally in exchange for an in-kind deposit of a basket of designated securities (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a transaction fee.  The Fund is expected to be approved for listing, subject to notice of issuance, on NYSE Arca.  Shares will trade on the Exchange at market prices that may be below, at, or above NAV.  In the event of the liquidation of the Fund, a share split, reverse split or the like, the Trust may revise the number of shares in a Creation Unit.

The Fund reserves the right to offer creations and redemptions of shares for cash.

Exchange Listing and Trading

Shares of the Fund are available to the public on the NYSE Arca and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of shares of the Fund will continue to be met. The NYSE Arca may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). The Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$350	200 basis points (2.00)%

* As a percentage of the amount invested.

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The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”

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Purchase Orders

An Authorized Participant must submit an irrevocable purchase order in proper form to the Distributor or its agent no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

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Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, Fund or the Adviser, have an adverse effect on the Trust, Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Fund’s Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. Except as otherwise provided, the delivery of Creation Units will generally occur no later than T+1.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

The Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

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While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

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Custom Redemptions and Cash-in-lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it has ascertained or has reasonable grounds to believe that as of the time of the contractual settlement date, that (i) it or its customer, as the case may be, owns, will own or have the authority and right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund on the contractual settlement date. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

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Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+1. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

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ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A.      Common Stocks and Equivalents. The Fund will invest in common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

B.      Investment Company Securities. The Fund may invest in shares of other investment companies, such as other mutual funds (open- or closed-end), money market funds, unit investment trusts, and exchange-traded funds (“ETFs”). For example, the Fund may invest in ETFs the investments of which are consistent with the Fund’s own investment strategy. In addition, the Fund also may invest in ETFs that do not meet such investment strategy, for defensive and other purposes. Additionally, the Fund may invest in new exchange-traded shares as they become available. The Fund may invest in ETFs whose portfolios consist primarily of commodities. As a shareholder of an investment company, the Fund will indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers. For example, shareholders may incur expenses associated with capital gains distributions by the Fund as well as the underlying funds in which the Fund invests. Shareholders also may incur increased transaction costs as a result of the Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds. The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to redeem its investment in an underlying fund in the event of dissatisfaction with the fund.

To the extent that the Fund invests in ETFs that invest in commodities, it will be subject to additional risks associated with direct investments in commodities. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETFs that invest in commodities are highly dependent on the prices of the related commodities. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectation with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producers and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity ETFs may use derivatives, such as futures, options and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

To the extent that the Fund invests in ETFs that invest in foreign securities, it will be subject to additional risks associated with direct investments in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. When the Fund invests in ADRs or other U.S. dollar-denominated foreign securities, it generally will not be subject to currency risk.

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Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

C.      U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (“FNMA”) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are a special type of treasury note or bond that was created in order to offer bond investors protection from inflation. The value of the TIPS is automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent the value of the bond would go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that your original investment will stay the same. TIPS decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

D.      Cash Equivalents. The Fund may invest directly in cash and high-quality short-term fixed-income securities. All money market instruments can change in value when interest rates or an issuer’s creditworthiness change dramatically. Various short-term fixed-income securities that the Fund invests in for cash management purposes are described below:

1.       Bank Obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Fund’s total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

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2.       Commercial Paper. Investments by the Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P, Moody’s or similar rating by another nationally recognized rating agency (see Appendix A). In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

3.       Investment Company Securities. (See “B” Above). The Fund may invest in other investment companies such as money market funds and short-term bond funds.

E.      Securities Lending. The Fund may, from time to time, lend securities to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. The Fund’s securities lending practices will be limited to no more than 33% of its total assets.

To be acceptable as collateral, letters of credit must be issued by a bank that is deemed satisfactory by the Adviser, and must obligate the bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives amounts equal to the dividends or interest on the loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodial and administrative fees in connection with its securities loans. However, fees may only be paid to a placing broker if (a) the Adviser determines that such fees paid to the placing broker are reasonable and based solely upon services rendered, and (b) the Board separately considers the propriety of any fee shared by the placing broker with the borrower and determines that the fees paid to the placing broker are not used to compensate the Adviser or any of its affiliated persons.

Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the “Code”) and must permit the Fund to re-acquire loaned securities on five days’ notice or in time to vote on any important matter. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

F.      Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. “Auction Rate” preferred stock is a floating rate preferred stock with the dividend rate reset by Dutch auction, typically every seven, 28, 35 or 49 days. The dividend rate on auction rate preferred stock usually is subject to a maximum rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

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G.     Defensive Positions. At times the Adviser may determine that market, economic or political conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of Fund shareholders. The Adviser then may cause the Fund to take temporary defensive positions that are designed mainly to limit losses. In implementing these strategies, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, other investment companies (including money market funds), investment grade fixed-income securities, repurchase agreements, or other securities that the Adviser believes are consistent with the Fund’s defensive strategies.

H.     Income Trusts. The Fund may invest in income trusts, including real estate investment trusts, business trusts and royalty trusts. Income trusts are operating businesses that have been put into a trust, and which pay out the bulk of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.

Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Other risks associated with these investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.

Royalty Trusts. Royalty trusts are investment trusts that invest in natural resource companies. Royalty trusts collect royalties from the production and sale of natural resources (e.g., oil, gas, coal, precious metals and other minerals) and/or buy natural resource companies or the rights to such companies’ cash flows. Rather than fixed loan payments or equity participation, the royalty trust is repaid based on a fixed fraction of volume produced at the then prevailing market price of the natural resource and distributes such income to its investors. Trusts generally have limited

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visibility into future capital plans and are beholden to the decisions of the operator. As passive entities, trusts often have few or no employees, do not pay income taxes and distribute the majority of income as dividends (which are taxed at the recipient level).

Depending on the U.S. federal income tax classification of the royalty trusts in which the Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce qualifying income for purposes of the requirements to be treated as a RIC under the Code. Additionally, the Fund may be deemed to directly own the underlying assets of a royalty trust and would need to look to such assets when determining its compliance with the diversification requirements under the Code.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is designed to reasonably assess and manage the liquidity risk of each individual series of the Trust, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report.

INVESTMENT LIMITATIONS

A.      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental, (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1.       Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.       Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.       Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.       Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real

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estate business or that have a significant portion of their assets in real estate (including REITs).

5.       Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.       Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.       Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by the paragraphs above, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental (i.e., they are other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1.       Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.       Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.       Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

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INVESTMENT MANAGEMENT

The Adviser

Ballast Asset Management, LP, located at 3879 Maple Avenue, Suite 300, Dallas, TX 75219, serves as the investment adviser to the Fund. The Adviser was formed in August 2015 by Ragen Stienke and registered with the SEC in 2020. Inverdale Capital Management is the General Partner of the Adviser. The Adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. Under the terms of the management agreement with the Trust, the Adviser is primarily responsible for managing the Fund’s investments and providing a continuous investment program for the Fund, subject to the supervision of the Board.

For its management services, the Adviser is paid a management fee at the annual rate of 0.95% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund for a portion of other expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) in order to limit the Fund’s total annual operating expenses to 1.10% of the Fund’s average daily net assets. The contractual agreement is in effect through January 31, 2027 and may not be terminated prior to this date except by the Board upon sixty days’ written notice to the Adviser. Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular fee waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the fee waiver/expense payment and any expense limitation in effect at the time of the recoupment.

The following table describes the management fees paid to the Adviser by the Fund during the last three fiscal years:

Fiscal Year Ended	Management Fees Accrued	Total Fees Waived and/or Expenses Reimbursed (Recouped)	Net Management Fees Paid (Reimbursed)
September 30, 2023	$ 722,683	$ 118,925	$ 603,758
September 30, 2024	$ 1,264,101	$ 91,974	$ 1,172,127
September 30, 2025	$ 1,467,599	$ 82,898	$ 1,384,701

A discussion summarizing the basis on which the Board renewed the management agreement is included in the Fund’s Form N-CSR dated March 31, 2025.

About the Portfolio Manager

The Fund is managed by Mr. Ragen Stienke, CFA, Portfolio Manager, Founder and CEO of the Adviser (the “Portfolio Manager”). The Portfolio Manager’s compensation is not based on the investment performance of the Fund, but is a function of the overall profitability of the Adviser.

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The Portfolio Manager may also carry on investment activities for his own account(s) and/or the accounts of immediate family members. Conflicts may arise as a result of the Portfolio Manager’s differing economic interests in respect of such activities. The portfolio manager's management of “other accounts” may give rise to potential conflicts of interest. The other accounts may have the same investment objective as the Fund. A potential conflict of interest may arise whereby a portfolio manager could favor one account over another, or the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, could be used to the advantage of other accounts. In order to mitigate these risks, the Adviser has established policies and procedures to ensure that the purchase and sale of securities are fairly and equitably allocated.  Where possible, the portfolio manager aggregates client transactions, including the Fund’s, when it is believed that such aggregation may facilitate the Adviser’s duty of best execution. Aggregation facilitates the pro-rata sharing of transaction costs and an average price of such transactions for client accounts that participate. The Adviser generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. The Adviser’s policy prohibits any allocation of trades that would favor any accounts or clients over any other account(s). The Adviser monitors trades daily to ensure this policy is not violated.

As of September 30, 2025, the Portfolio Manager was also responsible for the management of the following types of other accounts in addition to the Fund:

Ragen Stienke
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	1	$66.56	0	$0

As of October 31, 2025, the value of the Fund owned by the Portfolio Manager was between $1- $10,000 .

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TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee and Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present

Current: Member, Manager, Daniel Thomas Enterprises LLC (since 2024); Trustee, OneAscent Capital Opportunities Fund (April 2024 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Advisory Board Member, AKRA Investment Services Inc. (January 2024 – present); Trustee and Chair, OneAscent Capital Opportunities Fund (April 2024 – present); Director, Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. (2024 – present); Director and Chair, Advisors Charitable Gift Fund, Inc., a Donor Advised Fund (2020 - present, Chair 2025 - present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans; Trustee, Peak Income Plus Fund (May 2022 – 2024); Director, Advisors Charitable Gift Fund, a Donor Advised Fund (2020 - 2024).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: President and Chief Executive Officer Northeast Retirement Services LLC (NRS), and its subsidiary Global Trust Company (GTC). NRS is a transfer agent and fund administrator; GTC is a non-depository trust company sponsoring private investment products (2025- present); President of BPAS Institutional Trust Services, responsible for Hand Benefit & Trust company of Puerto Rico, both are subsidiaries of BPAS (2025 - present); Chairman of the Board of Crispus Attucks Fund (2020– present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

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Previous: Chief Operating Officer and Chief Risk Officer NRS, and GTC (2021 – 2024); Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 – June 2023).

Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001 – present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director, Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. (2024 – present); Director (Chair), President, and owner of Patron Properties, a real estate development and holding company (2015-present); Director, Al J Schneider Co., real estate holdings and hotel operator (2025 - present); Director, Level 6 Holdings, Co., cybersecurity consulting company (2025); Advisory Director, Innovait Technologies (2025 - present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023); Director, Mountain Valley Insurance Company (2016-2025); Director, First State Bank of the Southeast (2000-2025).

* The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. ** As of the date of this SAI, the Trust consists of, and each Trustee oversees, 29 series.

The following table provides information regarding the interested Trustee and officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired. Interested Trustee, OneAscent Capital Opportunities Fund (April 2024 – present).

Previous: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC (2013 – April 2023); Interested Trustee of Ultimus Managers Trust (January 2021 – April 2023); Interested Trustee, Peak Income Plus Fund (May 2022 – 2024); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 – 2024).

Martin R. Dean (1963)

President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021

Current: President, Northern Lights Compliance Services, LLC (2023 – present). Previous: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 – January 2023).
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Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Senior Vice President, Financial Administration for Ultimus Fund Solutions, LLC (August 2024 – present).

Previous: Vice President, Financial Administration for Ultimus Fund Solutions, LLC (February 2019 - August 2024).

Kevin M. Traegner (1985) Assistant Treasurer, November 2020 to present	Current: Assistant Vice President, Financial Administration, Ultimus Fund Solutions, LLC (2016 – present).
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present

Current: Vice President, Senior Compliance Officer of Northern Lights Compliance Services, LLC (August 2025 – present).

Previous: Vice President, Compliance Officer of Northern Lights Compliance Services, LLC (2019 – 2025); Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).

Jessica Chase (1970) Vice President, August 2024 to present

Current: Senior Vice President, Relationship Management for Ultimus Fund Solutions, LLC (2023 – present).

Previous: President and Principal Executive Officer and Interested Trustee of Forum Funds, Forum Funds II and U.S. Global Investors Funds (2015 – June 2023); Director, Apex Funds Services (2022 – June 2023); Director, Client Relationship and Trust Management, Apex Funds Services (2019 – January 2022).

Angela D. Helton (1964) Assistant Secretary, August 2024 to present	Current: Paralegal, Ultimus Fund Solutions, LLC (2019 – present).
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present	Current: AVP, Compliance Officer, Northern Lights Compliance Services, LLC (2021 - present) Previous: Compliance Specialist, Ultimus Fund Solutions, LLC (2016 – 2020).
* The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002 and currently serves as Chair of the Board. He served as Chair of the Audit Committee and the Governance & Nominating Committee of the Board from May 2020 to May 2022. He has also served as trustee of three other registered investment companies, and currently serves as a Trustee of OneAscent Capital Opportunities Fund (since April 2024). Mr. Condon has been Manager and Member of Daniel Thomas Enterprises LLC since 2024. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Kenneth G.Y. Grant – Mr. Grant, an Independent Trustee of the Trust since 2008, currently serves as Chair of the Governance & Nominating Committee of the Board. He served as Chair of the Board from January 2017 to May 2022. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. Previously, he was an Executive Vice President of a retirement benefit plan administrator, and a Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private

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investment products. He was also a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US $1 trillion in global pension, endowment, corporate, public and other commingled assets. He was also an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a Trustee, President (since 2023) and member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and previously a member of the Board, Lift Up Africa. He is a Member, Dean’s Advisory Board, Boston University School of Theology and a Director, Oceana Palms Condominium Association, Inc. Mr. Grant has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2019. Mr. Grant has been a Director of Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. since 2024. Mr. Grant was a Trustee and Chair of the Board of Peak Income Plus Fund from May 2022 to 2024, and a Director of Advisors Charitable Gift Fund, a Donor Advised Fund, from 2020 to 2024. He returned to Advisors Charitable Gift Fund and became its Chair in 2025. He has served as an Advisory Board Member of AKRA Investment Services Inc. since January 2024 and as a Trustee and Chair of OneAscent Capital Opportunities Fund (since April 2024). He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment and trust product development and administration, and financial service and retirement plan management.

Freddie Jacobs Jr. - Mr. Jacobs has been a Trustee of the Trust since September of 2022, and currently serves as the President and Chief Executive Officer of Northeast Retirement Services, LLC (NRS), a BPAS subsidiary, and NRS’ subsidiary Global Trust Company (GTC). Additionally, he is President of Institutional Trust Services of BPAS.   Ultimus Fund Solutions, LLC has an agreement with Hand Benefits & Trust Company, a subsidiary of BPAS, to provide transfer agent, fund accounting and transfer agent services to certain clients of Hand Benefits & Trust Company. In these roles Mr. Jacobs is responsible for oversight of the strategy and profitability for the Trust companies of BPAS. Mr. Jacobs has over thirty years of experience in the investment industry, and joined NRS in November of 2013. Since joining NRS, he has served in many positions, most recently as the Chief Operating Officer and Chief Risk Officer. Prior to joining NRS Mr. Jacobs spent two years at JP Morgan where he created and lead the 40’ Act Compliance Reporting Services Team. Prior to JP Morgan he spent four years with State Street Bank as a Risk Manager for Investor Services. While at State Street he was responsible for new product reviews, new business risk assessments, risk control self-assessments, and other duties related to mitigating risks to the organization. Prior to State Street’s acquisition of Investors Bank and Trust (IBT) Mr. Jacobs was the Director of Operational Risk and Compliance for Mutual Fund Administration at IBT. Before joining IBT he accumulated over ten years of experience in various roles at various organizations. He was the Vice President of Fund Administration for Unified Fund Services (“UFS”, later acquired by Huntington Bank) in Indianapolis, IN, and was the CFO for the UFS sponsored Unified Series Trust. Mr. Jacobs began his career with Arthur Andersen as an auditor in Milwaukee, WI, and later worked at U.S. Bancorp Fund Services as an AVP in Fund Administration and Sunstone Financial Group (later acquired by UMB) as a Financial Analyst. Mr. Jacobs is originally from Milwaukee Wisconsin and graduated from Hampton University with a Bachelor’s degree in Accounting, and is a Certified Public Accountant.

Catharine Barrow McGauley - Ms. McGauley has been an Independent Trustee of the Trust since September of 2022 and currently serves as Chair of the Pricing & Liquidity Committee of the Board. She has over 20 years of financial services industry experience which includes institutional and individual portfolio management, securities research, and risk management. She currently serves as lead portfolio manager for Atlantic Charter Insurance (ACI), one of Massachusetts’ leading workers’ compensation insurers. Ms. McGauley also currently serves as an investment adviser for a multi-generational family office. Collectively she oversees roughly $500 million in assets. Prior to joining ACI in 2010, Ms. McGauley spent two years as an investment advisor at JP Morgan where she managed over $100 million of investments for high net worth clients. She also spent four years as a portfolio manager with Wilmington Trust/Bigham Legg Advisors where she was a voting member of the firm’s investment committee whose responsibility was to determine the core strategic and tactical allocation of assets in client accounts. In addition, she is an active investment committee member for several charities.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002 and currently serves as Chair of the Audit Committee of the Board. He also has served as trustee of three other registered investment

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companies. From 1989 to 2021, he was an owner, director, vice president and general counsel of a company that operated 30 convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company with over 2 million rentable square feet of property under management. He also is a director of First State Bank of the Southeast and its holding company, as well as a member of its Directors’ Loan Committee, Audit Committee, and Personnel Committee. Mr. Tritschler was a Director of Mountain Valley Insurance Company, a member of the Board of Directors of The Downtown Lexington Management Commission, a member of the Board of Trustees of Coaches for Kids which is affiliated with the University of Kentucky Children’s Hospital, and a member of the Advisory Board for the Baldwin-Wallace University School of Business. He has been the Director (Chair), President, and owner of Patron Properties, a land development and property holding company, since 2015. Mr. Tritschler has been a Director of Standpoint Multi-Asset (Cayman) Fund, Ltd. since 2020. Mr. Tritschler has been a Director of Efficient Enhanced Multi-Asset (Cayman) Fund, Ltd. since 2024. He has been a Director of the A1 J Schneider Co., Level 6 Holdings (Cybersecurity) Co., and Advisory Director of Innovait Technologies since 2025. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace University and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

David R. Carson – Mr. Carson has been an Interested Trustee of the Trust since 2020, and served as President of the Trust from 2016 to 2021. Mr. Carson was a Trustee of Ultimus Managers Trust from January 2021 to April 2023. From 2013 to April 2023, Mr. Carson was a Senior Vice President and Vice President of Client Strategies at Ultimus Fund Solutions, LLC, the Trust’s current administrator. Mr. Carson served in other capacities, including chief compliance officer and chief operations officer, for other registered investment companies from 1994 to 2013. He currently serves as an interested Trustee of OneAscent Capital Opportunities Fund (since April 2024). Mr. Carson was a Trustee of Peak Income Plus Fund from May 2022 to 2024. Mr. Carson was a Trustee of Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund from November 2022 to 2024.

Independent Trustees Messrs. Condon and Tritschler each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Mr. Grant has experience conducting due diligence on and evaluating investment advisers as an officer of a trust company which sponsors collective investment trusts and manages limited liability investment corporations. This means that he is qualified to review annually each adviser’s qualifications, including the qualification of the Adviser to serve as adviser to the Fund. Mr. Jacobs’ experience in the mutual funds industry, including his current role as president and chief executive officer of Northeast Retirement Systems, LLC, and Ms. McGauley’s experience in the financial industry in various portfolio management and risk management roles, provide them with the ability to review advisers’ risk management programs and other investment related risks. Mr. Carson’s previous experience as an officer of the Trust’s administrator provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Fund.

RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Pricing & Liquidity Committee, and the Governance & Nominating Committee as described below:

•	The Audit Committee currently consists of Messrs. Condon, Jacobs and Tritschler. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended September 30, 2025.
•	The Pricing & Liquidity Committee is responsible for reviewing fair valuation determinations and approving those for any series of the Trust that does not have a Valuation Designee. The Pricing &
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Liquidity Committee currently consists of Messrs. Carson and Grant, and Ms. McGauley, except that any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to any meetings to review or approve fair valuations, the Pricing & Liquidity Committee met four times during the fiscal year ended September 30, 2025.

•	The Governance & Nominating Committee consists of all of the Independent Trustees. The Governance & Nominating Committee is responsible for overseeing the composition of the Board and qualifications and independence of its members, compensation, education and other governance matters, as well as succession of Board members. The Committee currently does not accept recommendations of nominees from shareholders. The Committee met four times during the fiscal year ended September 30, 2025.

The Audit Committee and the Pricing & Liquidity Committee meet at least quarterly and each Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Governance & Nominating Committee meets on an as needed basis. All Committees report directly to the full Board.

The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This counsel also serves as counsel to the Trust. In addition, the Board has engaged on behalf of the Trust Northern Lights Compliance Services, LLC to provide a Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. The CCO is also an officer of the Trust and reports to the Board at least quarterly any material compliance items that have arisen, and annually she provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub- advisers. Periodically, the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how Trust personnel monitor and evaluate risks;
•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;
•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and
•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

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The Trustees, under normal circumstances, meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials and to interview advisers and sub-advisers whose contracts are up for renewal. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. Beginning in March 2020, the Trustees have been permitted to conduct quarterly meetings telephonically in accordance with relief granted by the U.S. Securities and Exchange Commission (the “SEC”) to ease certain governance obligations in light of current travel concerns related to the COVID-19 pandemic. The Trustees acknowledge that all actions that require a vote of the Trustees at an in-person meeting would be ratified, as required by the SEC’s relief, at a later in-person meeting. The Trustees held an in-person meeting in May 2021 and ratified prior actions taken via video conference pursuant to exemptive relief. The Trustees have since and may continue to rely on the SEC relief if needed, so long as it is available. At the Trustees in-person meeting in May 2022, they again ratified prior actions taken via video conference pursuant to exemptive relief. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary
(2)	Code of Ethics review
(3)	NAV Errors, if any
(4)	Distributor Compliance Reports
(5)	Timeliness of SEC Filings
(6)	Dividends and other Distributions
(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate
(8)	Review of 12b-1 Payments
(9)	Multiple Class Expense Reports
(10)	Anti-Money Laundering/Customer Identification Reports
(11)	Administrator and CCO Compliance Reports
(12)	Market Timing Reports

On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

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The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2025.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
David R. Carson	None	None
Daniel J. Condon	None	None
Kenneth G.Y. Grant	$10,001 - $50,000	$100,001 - $500,000
Freddie Jacobs, Jr.	None	None
Catharine B. McGauley	None	$10,001 - $50,000
Ronald C. Tritschler	None	$1 - $10,000

* As of the date of this SAI, the Trust consists of 29 series.

In calendar year 2026, each Trustee of the Trust will receive annual compensation of $3,240 per fund from the Trust, except that the Chair of the Audit Committee, the Chair of the Governance & Nominating Committee, and the Chair of the Pricing & Liquidity Committee will each receive annual compensation of $3,740 per fund from the Trust, and the Independent Chair of the Board will receive $3,950 per fund from the Trust. Trustees also receive $1,000 for attending any special meeting that requires an in-person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. For funds that have two or more sub-advisers, each Trustee shall be paid an additional $500 per sub-adviser per annum for each sub-adviser after the first.

Set forth below is the compensation paid during the last fiscal year to the Trustees by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ fees and Trustees’ and officers’ expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable. The Trust does not compensate its officers.

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Daniel J. Condon, Independent Trustee and Chair	$ 3,988	$ 0	$ 0	$ 119,578
of the Board
Kenneth G.Y. Grant, Independent Trustee and	$ 3,778	$ 0	$ 0	$ 114,993
Chair of the Governance & Nominating
Committee
Catharine B. McGauley, Independent Trustee and	$ 3,778	$ 0	$ 0	$ 113,393
Chair of the Pricing & Liquidity Committee
Ronald C. Tritschler, Independent Trustee and	$ 3,778	$ 0	$ 0	$ 114,993
Chair of the Audit Committee
Freddie Jacobs, Jr., Independent Trustee	$ 3,278	$ 0	$ 0	$ 98,668
David R. Carson, Interested Trustee	$ 3,278	$ 0	$ 0	$ 98,668

1	As of the date of this SAI, the Trust consists of 29 series.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the fund. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of December 31, 2025, Raymond James Financial, Inc. and Charles Schwab & Co., Inc. each may be deemed to control the Fund.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. Although the Trust does not have information regarding the beneficial ownership of shares held in the names of DTC participants, as of December 31, 2025, the name, address and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below.

Name and Address	% Ownership	Type of Ownership
Raymond James Financial, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	27.48%	Record
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016	30.65%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	14.66%	Record

As of December 31, 2025, the Trustees and Officers as a group owned less than 1% of the Fund.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. It is anticipated the portfolio turnover rate for the Fund will generally not exceed 100%. However, this should not be considered as a limiting factor. For the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 23%. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 30%. The portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. During the fiscal year ended September 30, 2025, the Adviser directed the following amounts in brokerage transactions to brokers on the basis of research provided by such brokers to the Fund:

Total Transactions	Total Commissions
$88,010,011	$48,891

The following table presents information about the brokerage commissions paid by the Fund to brokers during the fiscal years shown:

Fiscal Year Ended	Brokerage Commission Paid
September 30, 2023	$68,777
September 30, 2024	$63,927
September 30, 2025	$98,369

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis, through one or more broker-dealers. Blocked transactions can produce better execution for the Fund and other accounts managed by the Adviser because of the increased volume of each such transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security.

Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the Adviser is selling the same portfolio security for its other client accounts at the same time. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata average price per share basis.

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Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

CODE OF ETHICS

The Trust, the Adviser and the Fund’s Distributor as defined herein have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Trust’s Code of Ethics from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third parties prior to the day after the information is posted to the Fund’s website unless the information is publicly available on the SEC’s website. Because the Fund is an exchange-traded fund, it is required to publicly disclose its portfolio holdings daily, as described below. As further described below, the policies allow for disclosure of non-public portfolio information to third parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s CCO). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s CCO. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

The Fund discloses on the Adviser’s website at etf.mgmtetf.com at the start of each day on which the New York Stock Exchange is open for business (“Business Day”) the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Fund’s website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For

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example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

Each business day, the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Unites or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day.

The Fund reserves the right to adopt a semi-transparency policy which would allow the Fund to disclose information to facilitate efficient trading of shares through substantial portfolio transparency and publication of informative metrics, while shielding the identity of the full portfolio contents of the Fund to protect the Fund’s investment strategy.  The Fund may adopt such a policy with approval of the Board and without shareholder approval.

PROXY VOTING POLICY

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board.

Absent mitigating circumstances and/or conflicts of interest, it is the Adviser’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. Notwithstanding the foregoing, the Adviser may vote against a management recommendation with respect to stock option and other executive compensation plan matters. The Adviser monitors corporate actions of issuers of the Fund’s portfolio securities in a manner consistent with the Adviser’s fiduciary duty to vote proxies in the best interests of its clients.

The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Adviser’s proxy voting policies by calling the Adviser at 1-866-383-6468. A copy of the policies will be mailed to you within three days of receipt of your request. You may obtain a copy of the Trust’s or Adviser’s policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

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DETERMINATION OF NET ASSET VALUE

The NAV of the shares of the Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. The New York Stock Exchange is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the Prospectus. The Fund’s NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange for which a last-quoted sales price is readily available are generally valued at the last quoted sale price as reported by the primary exchange on which the securities are listed. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities listed on the NASDAQ National Market System are generally valued by a pricing service at the NASDAQ Official Closing Price, which may differ from the last sales price reported.

Options traded on major exchanges are valued at the last quoted sales price on their primary exchange. If there is no reported sale on the valuation date, such options are valued at the mean of the last bid and ask prices.

Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

In the event that market quotations are not readily available or are considered unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. The Valuation Designee has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis.

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In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at their market value as determined by an independent third-party pricing agent, unless it is determined that such practice does not approximate fair value.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Redemption of Fund shares generally will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If the Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund would be subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

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To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);
•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon bonds or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of gains and losses that the Fund realizes in connection with the hedge. The Fund’s income from derivative instruments, if any, in each case derived with respect to its business of making investments, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares

32

of the Fund are sold at a loss after being held by a shareholder for six-months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on the shares.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses recognized in taxable years of the Fund beginning after December 31, 2010 may be carried forward indefinitely to offset any capital gains. As of September 30, 2025, the Fund had accumulated short-term loss carryforwards of $10,134,687 and long-term capital loss carryforwards of $7,212,327, not subject to expiration.

Capital losses and specified gains realized after October 31st, and net investment losses realized after August 31st may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the fiscal year ended September 30, 2025, the Fund did not defer any late year gains or losses.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. BBH also serves as the Fund’s Transfer Agent. For the last three fiscal years, BBH received the following fees from the Fund for its services:

Fiscal Year Ended	Custody Services	Transfer Agent Services
September 30, 2023	$ 16,051	$ 10,434
September 30, 2024	$ 23,197	$ 8,883
September 30, 2025	$ 19,410	$ 10,000

OTHER FUND SERVICES

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, acts as the Fund’s fund accountant, and administrator. Ultimus is the parent company of the Distributor. Certain officers of the Trust are employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

For the last three fiscal years, Ultimus received the following fees from the Fund for its services:

Fiscal Year Ended	Fund Accounting and Fund Administration
September 30, 2023	$ 69,540
September 30, 2024	$ 108,828
September 30, 2025	$ 131,918

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Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund. For the last three fiscal years, NLCS received the following fees from the Fund for its services:

Fiscal Year Ended	Compliance
September 30, 2023	$ 19,999
September 30, 2024	$ 22,160
September 30, 2025	$ 22,659

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2026. Its services will include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd. will provide tax services, as requested.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, is the distributor of Creation Units for the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.. The Distributor is obligated to sell the shares of the Fund on a best-efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

The financial statements of the Fund and the report of the Independent Registered Public Accounting Firm required to be included in this SAI are incorporated herein by reference to the Fund’s Form N-CSR, which includes the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2025. (File No. 811-21237). The Annual Report may be obtained, without charge, by calling the Adviser at 1-866-383-6468. The Annual Report is also available on the Fund’s website at etf.mgmtetf.com.

DISCLAIMERS

Shares of the Trust are not sponsored, endorsed, or promoted by the NYSE Arca, Inc. The NYSE Arca, Inc. makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The NYSE Arca, Inc. is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The NYSE Arca, Inc. has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca, Inc. have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

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APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for commercial paper in which the Fund may invest:

“A-1” - Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2” - Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper in which the Fund may invest:

“Prime-1” - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is “F-1.” Fitch employs two designations, “F-1+” and “F-1,” within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Fund may invest:

“F-1+” - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1” - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Fund may invest:

A-1

“TBW-1” - This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

“TBW-2” - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

“A1” - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

“A2” - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Investment Grade Debt Ratings

Standard & Poor’s Debt Ratings

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

A-2

BBB - Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C:

Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: - An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: - An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Long-Term Debt Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated ‘Aa’ are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A-3

A - Bonds which are rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated ‘Baa’ are considered as medium-grade obligations (i.e, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: - Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B: - Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa: - Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: - Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: - Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Fitch Investors Service, Inc. Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

A-4

AA Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA.= Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated ‘F-1+.’

A Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.        the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	the formal announcement by the issuer or their agent of a distressed debt exchange;
d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a.        an uncured payment default on a bond, loan or other material financial obligation, but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c.	has not otherwise ceased operating.

A-5

This would include:

i.	the selective payment default on a specific class or currency of debt;

ii.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

A-6